EXHIBIT 99.1

GMX RESOURCES INC.

1,800,000 Shares of

9 1/4% Series B Cumulative Preferred Stock

UNDERWRITING AGREEMENT

August 8, 2006

A.G. Edwards & Sons, Inc.
FERRIS, BAKER WATTS, INCORPORATED
CAPITAL ONE SOUTHCOAST, Inc.
FIRST ALBANY CAPITAL
c/o A.G. Edwards & Sons, Inc.
One North Jefferson
St. Louis, MO 63103

The undersigned, GMX Resources Inc., an Oklahoma corporation (the “Corporation”), hereby addresses you as the “Underwriters” and hereby confirms its agreements with the several Underwriters as set forth below. A.G. Edwards & Sons, Inc. shall act as the representatives of the Underwriters (the “Representatives”).

Blue Diamond Drilling Co., an Oklahoma corporation, and Endeavor Pipeline Inc., an Oklahoma corporation, are collectively referred to as the “GMX Subsidiaries” and, together with the Corporation, the “GMX Entities.”

1.              Description of Preferred Stock. The Corporation proposes to issue and sell to the Underwriters 1,800,000 shares (the “Firm Shares”) of the Corporation’s 9 1/4% Series B Cumulative Preferred Stock, par value $0.001 per share (liquidation preference of $25.00 per share) (the “Preferred Stock”). The Corporation further proposes to grant to the Underwriters the right to purchase up to an additional 200,000 shares of Preferred Stock (the “Option Shares”) under certain circumstances as provided in Section 3 of this Agreement. The Firm Shares and the Option Shares are herein sometimes referred to as the “Shares” and are more fully described in the Prospectus hereinafter defined.

2.              Purchase, Sale and Delivery of Firm Shares. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Corporation agrees to sell 1,800,000 Firm Shares to the Underwriters, and each of the Underwriters agrees, severally and not jointly, (a) to purchase from the Corporation, at a purchase price of $24.0625 per share, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I attached hereto and (b) to purchase from the Corporation any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to Section 3 hereof.

Delivery of the Firm Shares will be in book-entry form through the facilities of The Depository Trust Company, New York, New York (“DTC”). Delivery of the documents required by Section 6 hereof with respect to the Shares shall be made available at or prior to 9:00 a.m., New York City time, on August 11, 2006 at the office of Bryan Cave LLP, 211 North Broadway, One Metropolitan Square, St. Louis, Missouri, or at such other place as may be agreed upon between you and the Corporation (the “Place of Closing”), or at such other time and date not later than five full business days thereafter as you and the Corporation may agree, such time and date of payment and delivery being herein called the “Initial Delivery Date.” Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriters hereunder.

The Corporation will deliver the Firm Shares to the Underwriters, against payment of the purchase price therefor in Federal (same day) Funds by wire transfer to an account at the bank specified by the Corporation.

The Corporation will cause its transfer agent to deposit the Firm Shares pursuant to the Full Fast Delivery Program of the DTC.

It is understood that an Underwriter, individually, may (but shall not be obligated to) make payment on behalf of the other Underwriters whose funds shall not have been received prior to the Delivery Date for Shares to be purchased by such Underwriter. Any such payment by an Underwriter shall not relieve the other Underwriters of any of their obligations hereunder.

It is understood that the Underwriters propose to offer the Shares to the public upon the terms and conditions set forth in the Prospectus hereinafter defined.

3.             Purchase, Sale and Delivery of the Option Stock. The Corporation hereby grants an option to the Underwriters to purchase from the Corporation up to 200,000 Option Shares on the same terms and conditions as the Firm Shares to the extent that the Underwriters sell more than the number of Firm Shares in the offering. No Option Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered at the same price as the Firm Shares.

The option is exercisable by you at any time, and from time to time, before the expiration of 30 days from the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next day thereunder when The NASDAQ Global Market (the “Nasdaq”) is open for trading), for the purchase of all or part of the Option Shares covered thereby, by notice given by you to the Corporation in the manner provided in Section 12 hereof, setting forth the number of Option Shares as to which the Underwriters are exercising the option, and the date of delivery of said Option Shares, which date shall not be more than five business days after such notice unless otherwise agreed to by the parties.

The allocation of the Option Shares may be made as required to eliminate the purchase of fractional Stock.

Delivery of the Option Shares will be in book-entry form through the facilities of DTC. Delivery of the documents required by Section 6 hereof with respect to the Option Shares shall be made at the Place of Closing at or prior to 9:00 a.m., New York City time, on the date designated in the notice given by you as provided above, or at such other time and date as you and the Corporation may agree (which may be the same as the Initial Delivery Date), such time and date of payment and delivery being herein called the “Option Share Delivery Date.” The Initial Delivery Date and any Option Share Delivery Date are sometimes each referred to as a “Delivery Date.” Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriters hereunder. On the Option Share Delivery Date, the Corporation shall provide the Underwriters such representations, warranties, agreements, opinions, letters, certificates and covenants with respect to the Option Shares as are required to be delivered on the Initial Delivery Date with respect to the Firm Shares.

The Corporation will cause its transfer agent to deposit the Option Shares pursuant to the Full Fast Delivery Program of the DTC.

4.              Representations, Warranties and Agreements of the Corporation. The Corporation represents and warrants to and agrees with the Underwriters that:

        (a)   Registration Statement/Prospectus. A registration statement (Registration No. 333-134911) on Form S-3 with respect to the Shares and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Corporation pursuant to and in conformity with the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations thereunder (the “1933 Act Rules and Regulations”) of the Securities and Exchange Commission (the “SEC”) and has been filed and declared effective by the SEC under the 1933 Act. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, has become effective. The Corporation has filed a Preliminary Prospectus with the SEC and will file a final prospectus with the SEC, in accordance with Rule 424(b). As filed, such Preliminary Prospectus contained all information required by the 1933 Act and the 1933 Act Rules and Regulations. As filed, such final prospectus shall contain all information required by the 1933 Act and the 1933 Act Rules and Regulations and except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Preliminary Prospectus) as the Corporation has advised you, prior to the Execution Time, will be included or made therein. Copies of such registration statement, including any amendments thereto, and the exhibits, financial statements and schedules thereto, and the Preliminary Prosepctus have heretofore been delivered by the Corporation to the Representative. As used in this Agreement:

     (i)  “Disclosure Package” shall mean (i) the Statutory Prospectus, (ii) the Issuer Free Writing Prospectuses, if any, identified in Schedule II hereto, and (iii) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

     (ii)  “Effective Date” shall mean each date and time that each part of the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

     (iii)  “Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

     (iv)  “Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405.

     (v)  “Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433.

     (vi)  “Preliminary Prospectus” shall mean the prospectus relating to the Shares that was filed on August 2, 2006.

     (vii)  “Prospectus” shall mean the prospectus relating to the Shares that is first filed pursuant to Rule 424(b) after the Execution Time.

     (viii)  “Registration Statement” shall mean the registration statement referred to in Section 4(a) above, including exhibits and financial statements and any prospectus supplement relating to the Shares that is filed with the SEC pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430A, as amended at the Execution Time and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Initial Delivery Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be.

     (ix)  “Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 4(a) hereof.

     (x)  “Statutory Prospectus” shall mean the preliminary prospectus relating to the Shares that is included in the Registration Statement relating to the Shares immediately prior to the Execution Time, including any document that is incorporated by reference therein.

        (b)   No Material Misstatements or Omissions in the Registration Statement. On the Effective Date and at the Execution Time, the Registration Statement did, and when the Prospectus is first filed in accordance with Rule 424(b) and on any Delivery Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Rules and Regulations; on the Effective Date and at the Execution Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b) and on any Delivery Date, the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Corporation makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Corporation by or on behalf of the Underwriters through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 hereof.

(c)   No Material Misstatements in the Disclosure Package. (i) The Disclosure Package and the price to the public, the number of Firm Shares and the number of Option Shares to be included on the cover page of the Prospectus, when taken together as a whole, and (ii) each electronic road show when taken together as a whole with the Disclosure Package, and the price to the public, the number of Firm Shares and the number of Option Shares to be included on the cover page of the Prospectus, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Corporation by or on behalf of the Underwriters through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 hereof.

(d)   Ineligible Issuer. (i) At the time of filing the Registration Statement and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Corporation was not and is not an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the SEC pursuant to Rule 405 that it is not necessary that the Corporation be considered an Ineligible Issuer.

(e)   Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Corporation by or on behalf of the Underwriters through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 hereof.

(f)   Other Sales. The Corporation has not sold or issued any Preferred Stock during the six-month period preceding the date of the Preliminary Prospectus, other than pursuant to acquisitions, employee benefit plans, qualified options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants described in the Disclosure Package and the Prospectus.

(g)   Formation, Good Standing and Foreign Qualification of GMX Resources Inc. and the GMX Subsidiaries. Each of the Corporation and the GMX Subsidiaries has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization with all necessary power and authority to own or lease its properties and to conduct its business in all material respects as described in the Disclosure Package and the Prospectus. Each of the Corporation and the GMX Subsidiaries is duly registered or qualified as a foreign entity for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not have a material adverse effect on the financial condition, shareholders’ equity, results of operations, business or prospects of the GMX Entities, taken as a whole (“Material Adverse Effect”).

(h)   Capitalization. At the Initial Delivery Date, after giving effect to the offering, the issued and outstanding Common Stock of the Corporation will consist of 11,214,967 shares of Common Stock, and the issued and outstanding Preferred Stock of the Corporation will consist of 1,800,000 shares of Preferred Stock (assuming the Underwriters do not purchase the Option Shares). At the Initial Delivery Date, all outstanding Common Stock and Preferred Stock will be duly authorized and validly issued in accordance with the Corporation and fully paid and nonassessable.

(i)   Valid Issuance of Firm Shares. At the Initial Delivery Date, there will be issued to the Underwriters the Firm Shares (assuming no purchase by the Underwriters of Option Shares on the Initial Delivery Date); at the Initial Delivery Date or the Option Share Delivery Date, as the case may be, the Firm Shares or the Option Shares, as the case may be, will be duly and validly authorized in accordance with the Corporation and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable.

(j)   Ownership of the GMX Subsidiaries. The Corporation owns 100% of the issued shares of capital stock in each of the GMX Subsidiaries, such shares of capital stock have been duly authorized and validly issued in accordance with the organizational agreements governing such entity and are fully paid and non-assessable and the Corporation owns such shares of capital stock free and clear of all liens, encumbrances, security interests, equities, charges or claims (other than those created by the Amended and Restated Loan Agreement dated June 7, 2006 between the Corporation and Capital One, National Association, as Agent, and the Lenders named therein, as amended by that First Amendment to Loan Agreement dated August 7, 2006 (the “Credit Facility”).

(k)   No Other Subsidiaries. The Corporation does not own or control, directly or indirectly, any corporation, limited liability company, partnership, joint venture, association or other entity other than the subsidiaries listed on Exhibit 21 to the Corporation’s Annual Report on Form 10-KSB for the most recent fiscal year. Neither the Corporation nor any of its subsidiaries own, directly or indirectly, any equity or long-term debt securities of any corporation, limited liability company, partnership, joint venture, association or other entity, other than as set forth on Exhibit 21 to the Corporation’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

(l)   No Preemptive Rights, Registration Rights or Options. Except as described in the Disclosure Package and the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of any capital stock of any of the GMX Entities, in each case pursuant to the certificate of incorporation of such entity (collectively, the “Organizational Agreements”) or the bylaws and other organizational documents (together with the Organizational Agreements, the “Organizational

Documents”) or any other agreement or instrument to which any of such entities is a party or by which any one of them may be bound. Neither the filing of the Registration Statement or the Prospectus nor the offering, issuance or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Stock, Preferred Stock or other securities of the Corporation. Except as described in the Disclosure Package and the Prospectus, there are no outstanding options or warrants to purchase (i) any Common Stock, Preferred Stock or other interests in the Corporation or (ii) any capital stock of any of the other GMX Entities.

(m)   Authority and Authorization. The Corporation has all requisite power and authority to issue, sell and deliver the Shares to be sold by it hereunder in accordance with and upon the terms and conditions set forth in this Agreement, the Disclosure Package and the Prospectus. At the Delivery Date and Option Share Delivery Date, all corporate actions required to be taken by the GMX Entities or any of their shareholders for the authorization, issuance, sale and delivery of the Shares to be sold by the Corporation hereunder and the consummation of the transactions contemplated by this Agreement shall have been validly taken.

(n)   Due Authorization and Enforceability of the Underwriting Agreement. This Agreement has been validly executed and delivered by the Corporation and is a valid and legally binding agreement, enforceable against the Corporation in accordance with its terms; provided that the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(o)   No Conflicts. None of the offering, issuance and sale by the Corporation of the Shares, the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby (i) conflicts or will conflict with or constituted, constitutes or will constitute a violation of the Organizational Documents, (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the GMX Entities is a party or by which any of them or any of their respective properties may be bound, (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the GMX Entities or any of their properties in a proceeding which any of them or their property is a party, or (iv) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the GMX Entities, which breaches, violations, defaults or liens, in the case of clauses (ii), (iii) or (iv), would, individually or in the aggregate, have a Material Adverse Effect.

(p)   No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification (“Consent”) of or with any court, governmental agency or body having jurisdiction over the GMX Entities or any of their respective properties is required for the offering, issuance and sale by the Corporation of the Shares, the execution, delivery and performance of this Agreement or the consummation by the Corporation of the transactions contemplated by this Agreement, except for such consents required under the 1933 Act, the 1933 Act Rules and Regulations, the 1934 Act, and the rules and regulations thereunder (the “1934

Act Rules and Regulations”) and state securities or “Blue Sky” laws and applicable rules and regulations under such laws.

(q)   No Default. None of the GMX Entities is (i) in violation of its Organizational Documents, or (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation in the case of clause (ii) or (iii) would, if continued, have a Material Adverse Effect or could materially impair the ability of the Corporation to perform its obligations under this Agreement. To the knowledge of the Corporation, no third party to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the GMX Entities is a party or by which any of them is bound or to which any of their properties is subject, is in default under any such agreement, which breach, default or violation would, if continued, have a Material Adverse Effect.

(r)   Conformity of Securities to Descriptions in the Disclosure Package and the Prospectus. The Shares, when issued and delivered against payment therefor as provided herein, will conform in all material respects to the description thereof contained in the Disclosure Package and the Prospectus.

(s)   Independent Registered Public Accounting Firm - Smith, Carney & Co., p.c. The accountants, Smith, Carney & Co., p.c., who have certified certain audited financial statements contained or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, are an independent registered public accounting firm with respect to the Corporation as required by the 1933 Act and the 1933 Act Rules and Regulations.

(t)   Independent Reserve Experts - Sproule & Associates. Sproule & Associates is a natural gas engineering firm from whose reserve reports information is contained or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, and acts as independent natural gas engineers with respect to the Corporation. Other than (i) the production of reserves in the ordinary course of business, (ii) intervening price fluctuations or (iii) as described in the Disclosure Package, the Corporation is not aware of any facts or circumstances that would result in a material adverse change in its proved reserves in the aggregate, or the aggregate present value of estimated future net revenues of the Corporation or the standardized measure of discounted future net cash flows therefrom, as described in the Disclosure Package and reflected in the reserve information as of the respective dates such information is given. The Disclosure Package, including the oil and natural gas production and reserve information and estimates of future net revenues and discounted future net cash flows, complies in all material respects with the applicable requirements of Regulation S-X of the 1933 Act Rules and Regulations, Industry Guide 2 under the 1933 Act and Statement of Financial Accounting Standards Board No. 69, Disclosures about Oil and Petroleum Producing Activities, as amended to date (“SFAS 69”).

(u)   Financial Statements. The historical financial statements (including the related notes and supporting schedules) contained in the Registration Statement, the Preliminary Prospectus and the Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the 1933 Act and present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except to the extent disclosed therein. The summary historical financial information contained in the Registration Statement, the Preliminary Prospectus and the Prospectus and the selected historical information is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements, as applicable, from which it has been derived.

(v)   No Material Adverse Change. None of the GMX Entities has sustained since the date of the latest audited financial statements contained or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the Disclosure Package and the Prospectus. Except as disclosed in the Disclosure Package and the Prospectus, subsequent to the respective dates as of which such information is given in the Registration Statement, the Preliminary Prospectus and the Prospectus, (i) none of the GMX Entities has incurred any liability or obligation, indirect, direct or contingent, or entered into any transactions, not in the ordinary course of business, that, singly or in the aggregate, is material to the GMX Entities, (ii) there has not been any material change in the capitalization, or material increase in the short-term debt or long-term debt, of the GMX Entities and (iii) there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, singly or in the aggregate, a prospective material adverse change in or affecting the general affairs, business, prospects, properties, management, condition (financial or other), shareholders’ equity, net worth or results of operations of the GMX Entities.

(w)   Legal Proceedings or Contracts to be Described or Filed. There are no legal or governmental proceedings pending or, to the knowledge of the Corporation, threatened, against the GMX Entities, or to which any of the GMX Entities is a party, or to which any of their respective properties is subject, that are required to be described in the Registration Statement which are not adequately disclosed in the Preliminary Prospectus and the Prospectus, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto that are not described or filed as required by the 1933 Act.

(x)   Title to Properties. At each Delivery Date, each of the GMX Entities will have (i) good and Defensible (as defined below) title to all its interests in its producing natural gas and oil properties (including oil and gas wells, producing leasehold interests and appurtenant personal property) as described in the Disclosure Package and the Prospectus as owned by it, (ii) investigated title in accordance with customary industry procedures prior to acquiring any non-producing leasehold properties (including undeveloped locations or leases held by production, and those leases not held by production and including exploration prospects)

described in the Disclosure Package and the Prospectus as owned by it, (iii) good and indefeasible title to its other real property as described in the Disclosure Package and the Prospectus as owned by it and (iv) good title to its personal property as described in the Disclosure Package and the Prospectus as owned by it, in each case free and clear of all liens, claims, security interests, equities, or other encumbrances except those (i) created, arising under or securing the Credit Facility; (ii) described in the Disclosure Package and the Prospectus or (iii) that do not materially interfere with the use or value of such properties taken as a whole as described in the Disclosure Package and the Prospectus. All real property and buildings held under lease or license by the Corporation or the GMX Subsidiaries are held by the GMX Entities under valid and subsisting and enforceable leases or licenses with such exceptions as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the Disclosure Package and the Prospectus. As used herein, “Defensible” means, with respect to title to the producing properties (including oil and gas wells and producing leasehold interests) described in the Disclosure Package and the Prospectus as being owned by the GMX Entities, that the GMX Entities (i) are entitled to receive not less than the net revenue interests of such properties as set forth in the reserve report of Sproule & Associates (“Sproule”), an independent natural gas engineer for the Corporation, dated as of December 31, 2005 (the “Sproule Report”) of all hydrocarbons and minerals produced, saved and marketed from such properties, and proceeds thereof, all without reduction, suspension or termination of such interests throughout the productive life of such properties, and (ii) are obligated to bear a share of the costs and expenses relating to the maintenance, exploration, drilling, completion, development, operation, plugging and abandonment of such properties not greater than the working interests of such properties as set forth in the Sproule Report, without increase throughout the life of such properties.

(y)   Permits. At each Delivery Date, each of the GMX Entities will have such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own its properties and to conduct its business in the manner described in the Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Disclosure Package and the Prospectus and except for such permits which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect; each of the GMX Entities will have fulfilled and performed all its material obligations with respect to such permits which are due to have been fulfilled and performed by such date and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such permit, except for such revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Effect, subject in each case to such qualifications as may be set forth in the Disclosure Package and the Prospectus; and, except as described in the Disclosure Package and the Prospectus, none of such permits contains any restriction that is materially burdensome to the GMX Entities taken as a whole.

(z)   Books and Records. The Corporation (i) makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(aa)  Disclosure Controls. The Corporation has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the 1934 Act), which (i) are designed to ensure that material information relating to the Corporation, including its consolidated subsidiaries, is made known to the Corporation’s principal executive officer and its principal financial officer by others within those entities, and (ii) are effective in all material respects to perform the functions for which they were established.

(bb)  No Deficiency in Disclosure Controls. Based on the evaluation of its disclosure controls and procedures, the Corporation is not aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Corporation’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal controls.

(cc)  Audit Committee. The audit committee of the Board of Directors of the Corporation complies with the applicable and currently effective requirements of the Nasdaq and the SEC.

(dd)  Tax Returns. Each of the GMX Entities has filed (or has obtained extensions with respect to) all material federal, state and foreign income and franchise tax returns required to be filed through the date hereof, which returns are complete and correct in all material respects, and has timely paid all taxes shown to be due, if any, pursuant to such returns, other than those (i) which are being contested in good faith or (ii) which, if not paid, would not have a Material Adverse Effect.

(ee)  Investment Company. None of the GMX Entities is now, and after sale of the Shares to be sold by the Corporation hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption “Use of Proceeds,” none of the GMX Entities will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(ff)        Statistical and Market Data. The statistical and market related data and forward looking statements incliuded in the Disclosure Package are based on or derived from sources that the Corporation believes to be reliable and accurate in all material respects and represents its good faith estimates that are made on the basis of data derived from such sources.

(gg)  No Environmental Problems. Each of the GMX Entities (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety and the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) (“Environmental Laws”), (ii) has received of all permits required of it under applicable Environmental Laws to conduct its respective businesses, (iii) is in compliance with all terms and conditions of any such permit, and (iv) to the knowledge of the Corporation, does not have any liability in connection with the release into the environment of any Hazardous Materials, except where such noncompliance with Environmental Laws, failure to receive required permits, or failure to comply with the terms and conditions of such permits or liability in connection with such releases would not, individually or in the aggregate, have a Material Adverse Effect. The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

(hh)  No Labor Dispute. No material labor dispute with the employees of the GMX Entities exists or, to the knowledge of the Corporation, is imminent.

(ii)        Insurance. The GMX Entities maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. None of the GMX Entities has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance, and all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Delivery Date.

(jj)         Litigation. There is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Corporation, threatened, to which any of the GMX Entities is or may be a party or to which the business or property of any of the GMX Entities is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or proposed by any governmental agency and (iii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the GMX Entities is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, is reasonably likely to (A) individually or in the aggregate have a Material Adverse Effect, (B) prevent or result in the suspension of the offer, issuance or sale of the Shares, or (C) in any manner draw into question the validity of this Agreement.

(kk)  No Distribution of Other Offering Materials. The Corporation has not distributed and, prior to the later to occur of (i) any Delivery Date and (ii) completion of the distribution of the Shares, will not distribute, any offering material in connection with the offering, issuance and sale of the Shares other than any Prospectus, the Disclosure Package, any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 5(a)(xiv) or as set forth on Schedule II hereto.

(ll)        No Other Commissions. Except as disclosed in the Disclosure Package, there are no contracts, agreements or understandings between the Corporation and any person that would give rise to a valid claim against the Corporation or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(mm)     Listing. The Shares has been approved for listing on the Nasdaq, subject only to official notice of issuance.

(nn)  Stabilization. None of the GMX Entities (i) has taken, and none of such persons shall take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Preferred Stock to facilitate the sale or resale of the Preferred Stock in violation of any law, rule or regulation or (ii) since the initial filing of the Registration Statement, except as contemplated by this Agreement, (A) has sold, bid for, purchased or paid anyone any compensation for soliciting purchases of the Preferred Stock or (B) has paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Corporation.

Any certificate signed by any officer of any GMX Entity and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by such GMX Entity to each Underwriter as to the matters covered thereby.

5.             Additional Covenants.

(a)          The Corporation covenants and agrees with the several Underwriters that:

(i)  The Corporation will timely transmit copies of the Prospectus, and any amendments or supplements thereto, to the SEC for filing pursuant to Rule 424(b) of the 1933 Act Rules and Regulations.

(ii)  The Corporation will deliver or make available to each of the Underwriters, and to counsel for the Underwriters (i) a signed copy of the Registration Statement as originally filed, including copies of exhibits thereto, of any amendments and supplements to the Registration Statement and (ii) a signed copy of each consent and certificate included in, or filed as an exhibit to, the Registration Statement as so amended or supplemented; the Corporation will deliver to the Underwriters as soon as practicable after the date of this Agreement as many copies of the Prospectus as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act; if there is a post-effective amendment to the Registration Statement that is not effective under the 1933 Act, the Corporation will use its best efforts to cause the post-effective amendment to the Registration Statement to become effective as promptly as possible, and it will notify you, promptly after it shall receive notice thereof, of the time when the post-effective amendment to the Registration Statement has become effective; the Corporation will promptly advise the Underwriters of any request of the SEC for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, and of the issuance by the SEC or any state or other jurisdiction or other regulatory body of any stop order under the 1933 Act or other order suspending the effectiveness of the Prospectus or any Issuer Free Writing Prospectus or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending the qualification or registration of the Shares for offering, issuance or sale in any jurisdiction, and of the institution or threat of any proceedings therefor, of which the Corporation shall have received notice or otherwise have knowledge prior to the completion of the distribution of the Shares; and the Corporation will use its best efforts to prevent the issuance of any such stop order or other order and, if issued, to secure the prompt removal thereof.

(iii)  The Corporation will not file any amendment or supplement to the Registration Statement, the Prospectus or Issuer Free Writing Prospectus (or any other prospectus relating to the Shares filed pursuant to Rule 424(b) of the 1933 Act Rules and Regulations that differs from the Prospectus as filed pursuant to such Rule 424(b)) or any Issuer Free Writing Prospectus, of which the Underwriters shall not previously have been advised or to which the Underwriters shall have reasonably objected in writing after being so advised unless the Corporation shall have determined based upon the advice of counsel that such amendment or supplement is required by law; and the Corporation will promptly notify you after it shall have received notice thereof of the time when any amendment to the Registration Statement, the Prospectus or Issuer Free Writing Prospectus becomes effective or when any supplement to the Prospectus has been filed.

(iv)  During the period when a prospectus relating to any of the Shares is required to be delivered under the 1933 Act by any Underwriter or dealer, the Corporation will comply, at its own expense, with all requirements imposed by the 1933 Act and the 1933 Act Rules and Regulations, so far as necessary to permit the continuance of sales of or dealing in the Shares during such period in accordance with the provisions hereof and as contemplated by the Prospectus.

(v)  If, during the period when a prospectus relating to any of the Shares is required to be delivered under the 1933 Act by any Underwriter or dealer, (i) any event relating to or affecting the Corporation or of which the Corporation shall be advised in writing by the Underwriters shall occur as a result of which, in the opinion of the Corporation or the counsel for the Underwriters, the Prospectus or any Issuer Free Writing Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it shall be necessary to amend or supplement the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus to comply with the 1933 Act, the 1933 Act Rules and Regulations, the 1934 Act or the 1934 Act Rules and Regulations, the Corporation will forthwith at its expense prepare and file with the SEC, and furnish to the Underwriters a reasonable number of copies of, such amendment or supplement or other filing that will correct such statement or omission or effect such compliance.

(vi)  During the period when a prospectus relating to any of the Shares is required to be delivered under the 1933 Act by any Underwriter or dealer, the Corporation will furnish such proper information as may be lawfully required and otherwise cooperate with you in qualifying the Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Underwriters may reasonably designate and will file and make such statements or reports as are or may be reasonably necessary; provided, however, that the Corporation shall not be required to qualify as a foreign corporation or to qualify as a dealer in securities or to file a general consent to service of process under the laws of any jurisdiction.

(vii)  In accordance with Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations, the Corporation will make generally available to its security holders an earning statement (which need not be audited) in reasonable detail covering the 12-month period beginning not later than the first day of the month next succeeding the month in which occurred the effective date (within the meaning of Rule 158) of the Registration Statement as soon as practicable after the end of such period.

(viii)  The Corporation will furnish or make available to its security holders annual reports containing financial statements audited by an independent registered public accounting firm and furnish or make available quarterly reports containing financial statements and financial information which may be unaudited. The Corporation will, for a period of two years from the Delivery Date, furnish to the Underwriters a copy of each annual report, quarterly report, current report and all other documents, reports and information furnished by the Corporation to holders of Shares or filed with any securities exchange or market pursuant to the requirements of such exchange or market or with the SEC pursuant to the 1933 Act or the 1934 Act other than documents filed and generally available on the SEC EDGAR system. Any report, document or other information required to be furnished under this paragraph (viii) shall be furnished or made available as soon as practicable after such report, document or information becomes publicly available.

(ix)  The GMX Entities will not, for a period of 90 days from the date of the Prospectus, directly or indirectly, (i) offer for sale, sell, pledge, announce the intention to sell or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Preferred Stock or Common Stock of the Corporation held by them or securities convertible into, or exchangeable for Preferred Stock or Common Stock of the Corporation held by them, or sell or grant options, rights or warrants with respect to any Preferred Stock or Common Stock of the Corporation held by them or securities convertible into or exchangeable for Preferred Stock or Common Stock of the Corporation held by them, or (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Preferred Stock or Common Stock of the Corporation, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Preferred Stock or Common Stock of the Corporation held by them or other securities, in cash or otherwise, in each case without the prior written consent of the Representatives; provided, however, that the foregoing restrictions do not apply to issuances pursuant to employee benefit plans as in existence as of the date of the Prospectus. In the event that (i) during the last 17 days of the 90-day period described in the preceding sentence, the Corporation issues an earnings release or announces a material news or a material event or (ii) prior to the expiration of such 90-day period, the Corporation announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, then the restrictions described in the preceding sentence will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or material event. Each of the Chief Executive Officer, the Chief Financial Officer and each director of the Corporation shall furnish to the Underwriters, at or prior to the execution of this Agreement, a letter or letters, substantially in the form of Exhibit B hereto, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Stock or Preferred Stock or securities convertible into or exchangeable for Common Stock or Preferred Stock or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Stock or Preferred Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or Preferred Stock or other securities, in cash or otherwise, in each case for a period of 90 days from the date of the Prospectus, without the prior written consent of the Representative; provided, however, that the foregoing restriction shall not apply to an aggregate of 350,000 shares of Common Stock provided that the selling holder provides the Representative with written notice prior to any such transaction described in clause (1) or (2) above.

(x)  The Corporation will apply the proceeds from the sale of the Shares sold by it as set forth in the description under “Use of Proceeds” in the Prospectus.

(xi)  The Corporation will promptly provide you with copies of all correspondence to and from, and all documents issued to and by, the SEC in connection with the registration of the Shares under the 1933 Act.

(xii)  The Corporation will use its reasonable best efforts to obtain approval for, and maintain the quotation of the Shares on, the Nasdaq.

(xiii)  The Corporation agrees that, unless it has obtained or will obtain the prior written consent of the Representative, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Corporation with the SEC or retained by the Corporation under Rule 433; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule II hereto and any electronic road show. Any such free writing prospectus consented to by the Representatives is hereinafter referred to as an “Underwriter Permitted Free Writing Prospectus.” The Corporation agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus (as defined below) as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the SEC, legending and record keeping.

(xiv)  If, at any time prior to the filing of the Prospectus pursuant to Rule 424(b), any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, the Corporation will (i) notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to you in such quantities as you may reasonably request.

(b)          The several Underwriters covenant and agree with the Corporation that:

Each Underwriter, severally and not jointly, agrees with the Corporation that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Corporation, it has not made and will not make any offer relating to the Securities that would constitute an

Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Corporation with the SEC or retained by the Corporation under Rule 433; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule II hereto and any electronic road show. Any such free writing prospectus consented to by the Corporation is hereinafter referred to as a “Corporation Permitted Free Writing Prospectus” and together with any Underwriter Permitted Free Writing Prospectus, a “Permitted Free Writing Prospectus.”

6.             Conditions of Underwriters’ Obligations. The several obligations of the Underwriters to purchase and pay for the Shares, as provided herein, shall be subject to the accuracy when made and on each Delivery Date, of the representations and warranties of the Corporation contained herein, to the performance by the Corporation of their covenants and obligations hereunder, and to the following additional conditions:

(a)            The Registration Statement and all post-effective amendments thereto shall have become effective not later than 5:30 p.m., New York City time, on the date hereof, or, with your consent, at a later date and time, not later than 1:00 p.m., New York City time, on the first business day following the date hereof, or at such later date and time as may be approved by the Underwriters; if the Corporation has elected to rely on Rule 462(b) under the 1933 Act, the Abbreviated Registration Statement shall have become effective not later than the time specified by Rule 462(b). All filings required by Rule 424 and Rule 430A of the 1933 Act Rules and Regulations shall have been made. No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Corporation or any Underwriter, threatened or contemplated by the SEC, and any request of the SEC for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriters.

(b)            No Underwriter shall have advised the Corporation on or prior to the Delivery Date (and, if applicable, the Option Share Delivery Date), that the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of counsel to the Underwriters, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c)            On the Delivery Date (and, if applicable, the Option Share Delivery Date), you shall have received the opinion of Crowe & Dunlevy, A Professional Corporation, counsel for the Corporation, addressed to you and dated the Delivery Date (and, if applicable, the Option Share Delivery Date), to the effect that:

(i)  Each of the Corporation and the GMX Subsidiaries has been duly formed and is validly existing in good standing under its jurisdiction of formation with all necessary power and authority to own or lease its properties and to conduct its business in all material respects as described in the Disclosure Package and the Prospectus. Each of the

Corporation and the GMX Subsidiaries is duly registered or qualified as a foreign entity for the transaction of business under the laws of the jurisdictions set forth on Exhibit A to this Agreement.

(ii)  The Corporation directly owns 100% of the issued shares of capital stock in each of the GMX Subsidiaries and such shares of capital stock have been duly authorized and validly issued in accordance with the certificate of incorporation governing such entity and are fully paid and non-assessable; and the Corporation owns such shares of capital stock free and clear of all liens, encumbrances, security interests, equities, charges or claims, other than liens arising pursuant to the Credit Facility.

(iii)  The Shares have been duly authorized by the Corporation and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and non-assessable.

(iv)  To the knowledge of such counsel, (A) there are no legal or governmental proceedings pending or threatened against any of the GMX Entities or to which any of the GMX Entities is a party or to which any of their respective properties is subject that are required to be described in the Prospectus but are not so described as required and (B) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the 1933 Act and the 1933 Act Rules and Regulations.

(v)  Except as described in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of any capital stock of the Corporation. To such counsel’s knowledge, neither the filing of the Registration Statement or the Prospectus, nor the offering, issuance or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any stock or other securities of the Corporation other than rights which have been waived. To such counsel’s knowledge, except as described in the Disclosure Package and the Prospectus and except for options issued in the ordinary course after March 31, 2006, pursuant to the Corporation’s Stock Option Plan, there are no outstanding options or warrants to purchase any Common Stock or Preferred Stock in the Corporation.

(vi)  The Corporation has all requisite power and authority to issue, sell and deliver the Shares to be sold by it hereunder in accordance with and upon the terms and conditions set forth in this Agreement, the Corporation and the Registration Statement, the Disclosure Package and the Prospectus.

(vii)  This Agreement has been duly executed and delivered by the Corporation.

(viii)  None of the offering, issuance and sale by the Corporation of the Shares to be sold by it hereunder, the execution, delivery and performance of this Agreement by the Corporation, the execution, delivery and performance of the Corporation by the parties thereto, or the consummation by the Corporation of the transactions contemplated hereby or thereby (A) constitutes or will constitute a violation of its Organizational Documents, (B) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, the Credit Facility, any other agreement filed or incorporated by reference as an exhibit to the Registration Statement, or (C) to such counsel’s knowledge, results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the GMX Entities, which breaches, violations, defaults or liens, in the case of clause (B) would, individually or in the aggregate, have a Material Adverse Effect.

(ix)  No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body having jurisdiction over any of the GMX Entities is required for the offering, issuance and sale by the Corporation of the Shares, the execution, delivery and performance of this Agreement by the Corporation or the consummation by the Corporation of the transactions contemplated by this Agreement.

(x)  The statements in the Registration Statement, the Preliminary Prospectus and the Prospectus under the captions “Description of Series B Preferred Stock” “Description of Capital Stock,” and the statements in “Item 1. Business,” “Item 2. Properties” and “Item 11. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in the Corporation’s Annual Report on Form 10-KSB and “Item 1.01 Entry Into A Material Definitive Agreement” in the Corporation’s Current Reports on Form 8-K incorporated by reference therein, insofar as they constitute descriptions of agreements or refer to statements of law or legal conclusions, are accurate and complete in all material respects, and the Preferred Stock conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

(xi)  The opinion of such counsel that is filed as Exhibit 5.1 to the Registration Statement is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them.

(xii)  The Registration Statement was declared effective under the 1933 Act on July 3, 2006; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the SEC; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by such Rule.

(xiii)  The Registration Statement, on the Effective Date and on the applicable Delivery Date and the Prospectus (including any document that is incorporated by reference therein), when filed with the SEC pursuant to Rule 424(b) and on the applicable Delivery Date (except for the financial statements and the notes and the schedules thereto, and the other financial, statistical and accounting data included or incorporated by reference in the Registration Statement or the Prospectus, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Rules and Regulations.

(xiv)  None of the GMX Entities is an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

In addition, such counsel shall state that she has participated in conferences with officers and other representatives of the Corporation and the independent public accountants of the Corporation and your representatives, at which the contents of the Registration Statement, the Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Disclosure Package and the Prospectus (except to the extent specified in the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that:

(A)          the Registration Statement, as of the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(B)           the Disclosure Package, as of the Execution Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or

(C)           the Prospectus, as of its issue date and as of such Delivery Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that such counsel expresses no statement or belief in this letter with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, any other financial, accounting or statistical data, included or incorporated or deemed incorporated by reference in, or excluded from, the Registration Statement or the Prospectus or the Disclosure Package, and (ii) representations and warranties and other statements of fact included in the exhibits to the Registration Statement.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon representations of the Corporation set forth in this Agreement and upon certificates of officers and employees of the Corporation and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to Oklahoma and federal laws, and (D) with respect to the opinions expressed in subparagraphs (i) through (iii) above as to the due qualification or registration as a corporation or foreign corporation, state that such opinions are based upon certificates of foreign qualification or registration provided by the Secretary of State of the States listed on Exhibit A to this Agreement (each of which shall be dated as of a date not more than fourteen days prior to the Initial Delivery Date and shall be provided to you)

(d)   You shall have received on the Delivery Date (and, if applicable, the Option Share Delivery Date), from Bryan Cave LLP, counsel to the Underwriters, such opinion or opinions, dated the Delivery Date (and, if applicable, the Option Share Delivery Date) with respect to such matters as you may reasonably require; and the Corporation shall have furnished to such counsel such documents as they reasonably request for the purposes of enabling them to review or pass on the matters referred to in this Section 6 and in order to evidence the accuracy, completeness and satisfaction of the representations, warranties and conditions herein contained.

(e)   You shall have received on the Delivery Date (and, if applicable, the Option Share Delivery Date), from Hughes & Luce LLP, special counsel to the Underwriters, such opinion or opinions, dated the Delivery Date (and, if applicable, the Option Share Delivery Date) with respect to such matters as you may reasonably require; and the Corporation shall have furnished to such counsel such documents as they reasonably request for the purposes of enabling them to review or pass on the matters referred to in this Section 6 and in order to evidence the accuracy, completeness and satisfaction of the representations, warranties and conditions herein contained.

(f)            At the time of execution of this Agreement and on each Delivery Date, the Underwriters shall have received from Smith, Carney & Co., p.c., a letter or letters, in form and substance satisfactory to the Underwriters, addressed to the Underwriters (i) confirming that they are an independent registered public accounting firm within the meaning of the 1933 Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the SEC, and (ii) stating, as of the date thereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(g)   At the time of execution of this Agreement and on each Delivery Date, the Underwiters shall have received from Sproule a letter or letters, in form and substance satisfactory to the Underwriters, addressed to the Underwriters with respect to: (i) the estimated quantities of the Corporation’s proved net reserves, (ii) the future net revenues from those reserves, (iii) their present value as set forth in the Registration Statement and the Prospectus and (iv) such related matters as the Underwriters shall reasonably request.

(h)   The Underwriters shall have received from each of the Corporation’s Chief Executive Officer and Chief Financial Officer and each of its directors an executed Lock-Up Agreement substantially in the form of Exhibit B attached hereto.

(i)             Except as set forth in the Disclosure Package and the Prospectus, (i) none of the members of the GMX Entities shall have sustained since the date of the latest audited financial statements included in the Registration Statement and in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and (ii) subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), none of the GMX Entities shall have incurred any liability or obligation, direct or contingent, or entered in any transactions, and there shall not have been any change in the capital stock or short-term or long-term debt of the GMX Entities or any change, or any development involving or which might reasonably be expected to involve a prospective change in the condition (financial or other), net worth, business, affairs, management, prospects, results of operations or cash flow of the Corporation or its subsidiaries, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material or adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(j)             Subsequent to the execution and delivery to this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the Nasdaq shall have been suspended; (ii) trading in any securities of the Corporation on any exchange or in the over-the-counter market shall have been suspended, the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the SEC, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (iii) a banking moratorium shall have been declared by federal or state authorities, (iv) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (v) there shall have occurred such a material adverse change in general economic, political or financial conditions including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering, issuance or sale of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(k)            You shall have received a certificate, dated each Delivery Date and signed by (x) the President and Chief Executive Officer and (y) the Executive Vice President and Chief Financial Officer of GMX Resources Inc., in their capacities as such, stating that:

(i)  the condition set forth in Section 6(a) has been satisfied;

(ii)  they have examined the Registration Statement, the Prospectus, the Disclosure Package and any amendment or supplement thereto, as well as each electronic roadshow used in connection with the offering and nothing has come to their attention that would lead them to believe that the Registration Statement, the Prospectus, the Disclosure Package and any amendment or supplement thereto, as well as each electronic roadshow used in connection with the offering, as of their respective effective, issue or filing dates, contained, and the Prospectus as amended or supplemented and at such Delivery Date, contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(iii)  since the Effective Date, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement, the Prospectus, the Disclosure Package and any amendment or supplement thereto which has not been so set forth;

(iv)  all representations and warranties made herein by the Corporation are true and correct at such Delivery Date, with the same effect as if made on and as of such Delivery Date, and all agreements herein to be performed or complied with by the Corporation on or prior to such Delivery Date have been duly performed and complied with by the Corporation;

(v)  the Corporation has performed all obligations required to be performed by it pursuant to this Agreement;

(vi)  the Shares have been approved for listing on the Nasdaq upon official notice of issuance; and

(vii)  covering such other matters as you may reasonably request.

(l)             The Corporation shall not have failed, refused, or been unable, at or prior to each Delivery Date to have performed any agreement on its part to be performed or any of the conditions herein contained and required to be performed or satisfied by them at or prior to such Delivery Date.

(m)   The Corporation shall have furnished to you at each Delivery Date such further information, opinions, certificates, letters and documents as you may have reasonably requested.

(n)            The Shares shall have been approved for listing on the Nasdaq, subject only to official notice of issuance.

(o)            Each of the Representative and Ferris, Baker Watts, Incorporated, shall have received a payment of 0.75% of the gross proceeds from the sale of the Shares (the “Fee”) by wire transfer to an account designated by such Underwriter in writing.

All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and to your counsel, Bryan Cave LLP. The Corporation will furnish you with such signed and conformed copies of such opinions, certificates, letters and documents as you may request.

If any of the conditions specified above in this Section 6 shall not have been satisfied at or prior to each Delivery Date or waived by you in writing, this Agreement may be terminated by you on notice to the Corporation.

7.              Indemnification and Contribution.

(a)            The Corporation will indemnify and hold harmless each of the Underwriters from and against any losses, damages or liabilities, joint or several, to which the Underwriters may become subject, under the 1933 Act, or otherwise, insofar as such losses, damages or liabilities (or actions or claims in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus, Issuer Free Writing Prospectus or any amendment or supplement thereto, (B) any Permitted Free Writing Prospectus used or referred to in any “free writing prospectus” (as defined in Rule 405) used or referred to by any Underwriter, or (C) any Blue Sky application or other document prepared or executed by any of the GMX Entities (or based upon any written information furnished by any of the GMX Entities); or (ii)

the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse each of the Underwriters for any legal or other out-of-pocket expenses incurred by such Underwriter in connection with investigating, preparing, pursuing or defending against or appearing as a third party witness in connection with any such loss, damage, liability or action or claim, including, without limitation, any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to the indemnified party, as such expenses are incurred (including such losses, damages, liabilities or expenses to the extent of the aggregate amount paid in settlement of any such action or claim, provided that (subject to Section 7(c) hereof) any such settlement is effected with the written consent of the Corporation); provided, however, that the Corporation shall not be liable in any such case to the extent, but only to the extent, that any such loss, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, or any Blue Sky Application, in reliance upon and in conformity with written information relating to the Underwriters furnished to the Corporation by you, expressly for use in the preparation thereof (as provided in Section 13 hereof).

(b)   Each of the Underwriters, severally and not jointly, will indemnify and hold harmless the Corporation from and against any losses, damages or liabilities to which the Corporation may become subject, under the 1933 Act or otherwise, insofar as such losses, damages or liabilities (or actions or claims in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or Blue Sky Application, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus or any such amendment or supplement, in reliance upon and in conformity with written information relating to the Underwriters furnished to the Corporation by you, expressly for use in the preparation thereof (as provided in Section 13 hereof), and will reimburse the Corporation for any legal or other expenses incurred by the Corporation in connection with investigating or defending any such action or claim as such expenses are incurred (including such losses, damages, liabilities or expenses to the extent of the aggregate amount paid in settlement of any such action or claim, provided that (subject to Section 7(c) hereof) any such settlement is effected with the written consent of the Underwriters).

(c)   Promptly after receipt by an indemnified party under Section 7(a) or 7(b) hereof of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under Section 7(a) or 7(b) hereof, notify each such indemnifying party in writing of the commencement thereof, but the failure so to notify such indemnifying party shall not relieve such indemnifying party from any liability except to the extent that it has been prejudiced in any material respect by such failure or from any liability that it may have to any such indemnified party otherwise than under Section 7(a) or 7(b) hereof. In case any such action shall be brought against any such indemnified party and it shall notify each indemnifying party of the commencement thereof, each such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party under Section 7(a) or 7(b) hereof similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of such indemnified party, be counsel to such indemnifying party), and, after notice from such indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under Section 7(a) or 7(b) hereof for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party at the expense of the indemnifying party has been authorized by the indemnifying party, (ii) the indemnified party shall have been advised by such counsel that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense, or certain aspects of the defense, of such action (in which case the indemnifying party shall not have the right to direct the defense of such action with respect to those matters or aspects of the defense on which a conflict exists or may exist on behalf of the indemnified party) or (iii) the indemnifying party shall not in fact have employed counsel reasonably satisfactory to such indemnified party to assume the defense of such action, in any of which events such fees and expenses to the extent applicable shall be borne, and shall be paid as incurred, by the indemnifying party. If at any time such indemnified party shall have requested such indemnifying party under Section 7(a) or 7(b) hereof to reimburse such indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a) or 7(b) hereof effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of such request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No such indemnifying party shall, without the written consent of such indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not such indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of such indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any such indemnified party. In no event shall such indemnifying parties be liable for the fees and expenses of more than one counsel, other than one local counsel, for all such indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

(d)   If the indemnification provided for in this Section 7 is unavailable to or insufficient to indemnify or hold harmless an indemnified party under Section 7(a) or 7(b) hereof in respect of any losses, damages or liabilities (or actions or claims in respect thereof) referred to therein, then each indemnifying party under Section 7(a) or 7(b) hereof shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages or liabilities (or actions or claims in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Corporation on the one hand, and the Underwriters on the other hand, from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 7(c) hereof and such indemnifying party was prejudiced in a material respect by such failure, then each such indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault, as applicable, of the Corporation on the one hand, and the Underwriters, on the other hand in connection with the statements or omissions that resulted in such losses, damages or liabilities (or actions or claims in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by, as applicable, the Corporation on the one hand and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Corporation bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault, as applicable, of the Corporation, on the one hand and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation on the one hand, or the Underwriters, on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 7(d). The amount paid or payable by such an indemnified party as a result of the losses, damages or liabilities (or actions or claims in respect thereof) referred to above in this Section 7(d) shall be deemed to include any legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)   The obligations of the Corporation under this Section 7 shall be in addition to any liability that the Corporation may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, employee, agent or other representative and to each person, if any, who controls any Underwriter within the meaning of the 1933 Act; and the obligations of each of the Underwriters under this Section 7 shall be in addition to any liability that the respective Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Corporation who signed the Registration Statement and to each person, if any, who controls the Corporation within the meaning of the 1933 Act.

8.              Representations and Agreements to Survive Delivery. The respective representations, warranties, agreements and statements of the Corporation, and the Underwriters, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain operative and in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriters or any controlling person of any of the Underwriters, the Corporation or any of their officers, directors or any controlling persons and shall survive delivery of and payment for the Shares hereunder.

9.              Defaulting Underwriter.

If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Firm Shares which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm Shares set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of Firm Shares set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Firm Shares on such Delivery Date if the total number of Firm Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Firm Shares to be purchased on such Delivery Date and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of the Firm Shares which it agreed to purchase on such Delivery Date, pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Firm Shares to be purchased on such Delivery Date. If the remaining Underwriters, or other underwriters satisfactory to the Underwriters, do not elect to purchase the Firm Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or any GMX Entity except that the Corporation will continue to be liable for the payment of expenses to the extent set forth in Section 11. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto who, pursuant to this Section 9, purchases Firm Shares which a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Corporation for damages caused by its default. If other underwriters are obligated or agree to purchase the Firm Shares of a defaulting or withdrawing Underwriter, either the Underwriters or the Corporation may postpone such Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Corporation or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

10.            Termination.

(a)   This Agreement may be terminated by you at any time at or prior to the Initial Delivery Date by notice to the Corporation if any condition specified in Section 6 hereof shall not have been satisfied on or prior to the Initial Delivery Date. Any such termination shall be without liability of any party to any other party except as provided in Sections 7 and 10 hereof.

(b)   This Agreement also may be terminated by you, by notice to the Corporation, as to any obligation of the Underwriters to purchase the Option Shares, if any condition specified in Section 6 hereof shall not have been satisfied at or prior to the Option Share Delivery Date.

If you terminate this Agreement as provided in Sections 10(a) or 10(b), you shall notify the Corporation by telephone or telegram, confirmed by letter.

11.   Costs and Expenses. The Corporation will bear and pay the costs and expenses incident to the registration of the Shares and public offering thereof, including, without limitation, (a) all expenses (including stock transfer taxes) incurred in connection with the delivery to the Underwriters of the Shares, the filing fees of the SEC, the fees and expenses of the Corporation’s counsel and accountants, (b)  the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, each Issuer Free Writing Prospectus and any amendment or supplement thereto and the printing, delivery and shipping of this Agreement and other underwriting documents, including the Agreement Among Underwriters, the Selected Dealer Agreement, Underwriters’ Questionnaires and Blue Sky Memoranda, and any instruments or documents related to any of the foregoing, (c) the furnishing of copies of such documents to the Underwriters, (d) the registration or qualification of the Shares for offering and sale under the securities laws of the various states and other jurisdictions, including the fees and disbursements of counsel to the Underwriters relating to such registration or qualification and in connection with preparing any Blue Sky Memoranda or related analysis, (e) the filing fees of the National Association of Securities Dealers, Inc. (if any), (f) all printing and engraving costs related to preparation of the certificates for the Shares, including transfer agent and registrar fees, (g) all fees and expenses relating to the authorization of the Shares for trading on the Nasdaq, (h) all travel expenses, including air fare and accommodation expenses, of representatives of the Corporation in connection with the offering of the Shares, and (i) all of the other costs and expenses incident to the performance by the Corporation of the registration and offering of the Shares; provided, that (except as otherwise provided in this Section 11) the Underwriters will bear and pay all of their own costs and expenses, including the fees and expenses of counsel, the Underwriters’ transportation expenses, including airfare and accommodation expenses, and any advertising costs and expenses incurred by any of the Underwriters incident to the public offering of the Shares.

If this Agreement is terminated by you in accordance with the provisions of Section 10(a) (other than pursuant to Section 9 or Section 6(i)), the Corporation shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel to the Underwriters.

12.   Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to the Underwriters shall be mailed, delivered or sent by facsimile transmission to A.G. Edwards & Sons, Inc., One North Jefferson, St. Louis, MO 63103, Attn: General Counsel, and if sent to the Corporation shall be mailed, delivered or sent by facsimile transmission to the Corporation at 9400 North Broadway, Suite 600, Oklahoma City, Oklahoma 73114, facsimile number (405) 600-0600.

13.   Underwriter Information. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the material included in the third and twelfth paragraphs under the caption “Underwriting” in the Prospectus.

14.   Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Corporation and, to the extent provided in Sections 7 and 8, the officers and directors of the Corporation and each person who controls the Corporation or the Underwriters and their respective heirs, executors, administrators, successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, corporation or other entity any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person, corporation or other entity. No purchaser of any of the Shares from the Underwriters shall be construed a successor or assign by reason merely of such purchase.

15.   Research Independence. In addition, the Corporation acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the Corporation and/or the offering that differ from the views of its investment bankers. The Corporation hereby waives and releases, to the fullest extent permitted by law, any claims that the Corporation may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Corporation by such Underwriters’ investment banking divisions. The Corporation acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies which may be the subject of the transactions contemplated by this Agreement.

16.   No Fiduciary Duty. Notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters, the Corporation acknowledges and agrees that: (i) nothing herein shall create a fiduciary or agency relationship between the Corporation, on the one hand, and the Underwriters, on the other; (ii) the Underwriters are not acting as advisors, expert or otherwise, to the Corporation in connection with this offering, the sale of the Shares or any other services the Underwriters may be deemed to be providing hereunder, including, without limitation, with respect to the public offering price of the Shares; (iii) the relationship between the Corporation, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iv) any duties and obligations that the Underwriters may have to the Corporation shall be limited to those duties and obligations specifically stated herein; and (v) notwithstanding anything in this Agreement to the contrary, you acknowledge that the Underwriters may have financial interests in the success of the offering that are not limited to the Fee and the difference between the price to the public and the purchase price paid to you by the Underwriters for the Shares and the Underwriters have no obligation to disclose, or account to you for, any of such additional financial interests. The Corporation hereby waives and releases, to the fullest extent permitted by law, any claims that the Corporation may have against the Underwriters with respect to any breach or alleged breach of fiduciary duty with respect to the transactions contemplated by this Agreement.

17.   Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

18.   Pronouns. Whenever a pronoun of any gender or number is used herein, it shall, where appropriate, be deemed to include any other gender and number.

19.   Time of Essence. Time shall be of the essence of this Agreement.

20.   Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Missouri, without giving effect to the choice of law or conflict of laws principles thereof.

If the foregoing is in accordance with your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Corporation and the Underwriters.

GMX RESOURCES INC.

By:	/s/ Ken L. Kenworthy, Sr.
Ken L. Kenworthy, Sr.
Chief Financial Officer and Executive Vice President

Accepted in St. Louis, MO as of the date first above written on behalf of ourselves, the Representatives and each of the several Underwriters named in Schedule I hereto.

By: A.G. EDWARDS & SONS, INC.
By:	/s/ Michael L. Essex
Name:	Michael L. Essex
Title:	Sr. Vice President
Director of Syndicate

Schedule I

Name	Number of Firm Shares to be Purchased
A.G. Edwards & Sons, Inc.	720,000
Ferris, Baker Watts, Incorporated	720,000
Capital One Southcoast, Inc.	180,000
First Albany Capital	180,000
Total	1,800,000

Schedule I

Schedule II

Issuer Free Writing Prospectuses

Free Writing Prospectus filed on August 8, 2006.

Schedule II

Exhibit A

Good Standing and Foreign Qualification

GMX Resources Inc.

Oklahoma
Louisiana
New Mexico
Texas

Diamond Blue Drilling Co.

Oklahoma
Texas

Endeavor Pipeline Inc.

Oklahoma
Texas

Exhibit A

Exhibit B

FORM OF LOCK-UP LETTER AGREEMENT

August __, 2006
A.G. Edwards & Sons, Inc.
Ferris, Baker Watts Incorproated
Capital One Southcoast
First Albany Capital
c/o A.G. Edwards & Sons, Inc.
One North Jefferson
St. Louis, MO 63103

Dear Sirs:

The undersigned understands that you, as the underwriters (the “Underwriters”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Corporation providing for the purchase by you of 1,800,000 shares of the Corporation’s 9 1/4% Series B Cumulative Preferred Stock, par value $0.001 per share (liquidation preference of $25.00 per share) (the “Preferred Stock”), and that the Underwriters propose to re-offer the Preferred Stock to the public (the “Offering”). Capitalized terms used but not defined herein have the meanings given to them in the Underwriting Agreement.

In consideration of the execution of the Underwriting Agreement by you, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of A.G. Edwards & Sons, Inc., the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, announce the intention to sell or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common or Preferred Stock (including, without limitation, Common or Preferred Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the SEC and any Common or Preferred Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common or Preferred Stock owned by the undersigned on the date of execution of this Lock-up Letter Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common or Preferred Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common or Preferred Stock, or other securities, in cash or otherwise, for a period of 90 days from the date of the Prospectus; provided, however, that such consent need not be in writing and shall be provided for so long as the directors, the Chief Executive Officer and the Chief Financial Officer of the Company, collectively, shall not have entered into any of the aforementioned transactions aggregating in excess of 350,000 shares of Common or Preferred Stock (the “Basket Amount”), and thereafter, to the extent that any request for such consent shall relate to any shares of Common or Preferred Stock in excess of the Basket Amount, A.G. Edwards & Sons, Inc., in its absolute and complete discretion, may reject

Exhibit B

any such request for any reason, which may be arbitrary or unreasonable. In the event that (i) during the last 17 days of the 90-day period described in the preceding sentence, the Corporation issues an earnings release or announces a material news or a material event or (ii) prior to the expiration of such 90-day period, the Corporation announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, then the restrictions described in the preceding sentence (without giving effect to the proviso if the Basket Amount has been exceeded) will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or material event.

In furtherance of the foregoing, the Corporation and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Corporation notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof that survive termination) shall terminate or be terminated prior to payment for and delivery of the Preferred Stock, the undersigned will be released from his obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Corporation and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Corporation and the Underwriters.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs and personal representatives of the undersigned.

Yours very truly,

Exhibit B